EXHIBIT 10 (ll)



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                        AMENDMENT TO INDEMNITY AGREEMENT
                         (Dated as of November 5, 1997)

         This  Amendment to Indemnity  Agreement is dated as of November 5, 1997
and  entered  into  between  Data  General   Corporation   (the  "Company")  and
_____________________________ (the "Indemnitee").

         Reference    is    made    to   that    Indemnity    Agreement    dated
______________________ between the Indemnitee and the Company (the "Agreement").

         Whereas the parties, for good and sufficient consideration, the receipt and sufficiency of which is hereby confirmed, wish to amend the Agreement;

         Now, therefore, the parties agree that the first sentence of Section 7 of the Agreement shall be, and is hereby amended, to read as follows:

         "Upon written  request by Indemnitee  for  indemnification  pursuant to
         Section  3  or  4  hereof,   the   entitlement  of  the  Indemnitee  to
         indemnification pursuant to the terms of this Agreement shall be determined by the following person or persons who shall be empowered to make such determination: (a) the Board of Directors of the Company by a majority vote of Disinterested Directors (as hereinafter defined), even though less than a quorum; (b) a committee of Disinterested Directors designated by majority vote of Disinterested Directors, even though less than a quorum; or (c) if there are no Disinterested Directors, or if such Disinterested Directors so direct, by Independent Counsel (as hereinafter defined) in a written opinion to the Board of Directors, a copy of which shall be delivered to Indemnitee."

Except as hereby amended, the Agreement is hereby ratified and confirmed.

IN WITNESS WHEREOF, the parties have executed this Amendment effective as of November 5, 1997.

DATA GENERAL CORPORATION

By:      ________________________                    ________________________
         Arthur W. DeMelle                           ________________________
         Senior Vice President and
         Chief Financial Officer